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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     I, Scott D. Dorfman, Chief Executive Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005


                                        /s/ Scott D. Dorfman
                                        ----------------------------------------
                                        Scott D. Dorfman
                                        President, Chief Executive Officer and
                                        Chairman of the Board